UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2014 (September 23, 2014)

VIVEVE MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-11388	04-3153858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Commercial Street Sunnyvale, California	94086
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 530-1900

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 29, 2014, Viveve Medical, Inc., formerly PLC Systems Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on September 23, 2014, the Company, together with its wholly-owned subsidiary, PLC Systems Acquisition Corp., had completed its previously announced merger with Viveve, Inc. (“Viveve”) (the “Merger”). In the Initial Form 8-K, the Company included the historical financial statements of Viveve for the three months ended March 31, 2014 and 2013 (unaudited) and for the years ended December 31, 2013 and 2012 (audited) and the pro forma financial information for the corresponding periods. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K/A (the “Amendment No. 1”) amends the Initial Form 8-K in order to provide updated financial information of Viveve for the six months ended June 30, 2014 and 2013 and the pro forma financial information within the required 71 calendar days from the Initial Form 8-K’s required filing.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

Financial statements of Viveve, Inc. for the three and six months ended June 30, 2014 and 2013 (unaudited) and for the years ended December 31, 2013 and 2012 (audited)

(b)           Unaudited Pro Forma Financial Information

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet of PLC Systems Inc. and Viveve, Inc. as of June 30, 2014
(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations of PLC Systems Inc. and Viveve, Inc. for the six months ended June 30, 2014
(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations of PLC Systems Inc. and Viveve, Inc. as of December 31, 2013
(iv)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements of PLC Systems Inc. and Viveve, Inc.

(d)             Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.*

99.1

Audited balance sheets of Viveve, Inc. as of December 31, 2013 and 2012, and the related statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2013, the notes thereto and the independent auditors’ report thereon of Burr Pilger Mayer, Inc.+

99.2

Unaudited condensed balance sheets of Viveve, Inc. as of June 30, 2014 and December 31, 2013, and the related condensed statements of operations for the three and six months ended June 30, 2014 and 2013, and cash flows for the six months ended June 30, 2014 and 2013, and the notes thereto.*

99.3	Unaudited pro forma condensed combined balance sheet and statements of operations as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013, and the notes thereto.*

* Filed herewith.

+ Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Commission on August 11, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2014
VIVEVE MEDICAL, INC.

	By:	/s/ Scott Durbin
Scott Durbin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.*

99.1

Audited balance sheets of Viveve, Inc. as of December 31, 2013 and 2012, and the related statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2013, the notes thereto and the independent auditors’ report thereon of Burr Pilger Mayer, Inc.+

99.2

Unaudited condensed balance sheets of Viveve, Inc. as of June 30, 2014 and December 31, 2013, and the related condensed statements of operations for the three and six months ended June 30, 2014 and 2013, and cash flows for the six months ended June 30, 2014 and 2013, and the notes thereto.*

99.3	Unaudited pro forma condensed combined balance sheet and statements of operations as of and for the six months ended June 30, 2014 and for the year ended December 31, 2013, and the notes thereto.*

* Filed herewith.

+ Incorporated by reference to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the  Commission on August 11, 2014.